Exhibit 21.1

NAME	STATE OF INCORPORATION
25 East Same Day Surgery, L.L.C.	IL
Adventist Midwest Health/USP Surgery Centers, L.L.C.	IL
Alamo Heights Surgicare, L.P.	TX
Alexandria Surgery Center Real Estate, LLC	LA
ALMH Surgical Center East, LLC	IL
American Endoscopy Services, Inc.	TN
Arlington Surgicare Partners, Ltd.	TX
Aspen Healthcare Holdings, Ltd.	UK
Aspen Healthcare, Ltd.	UK
Aspen Leasing, Ltd.	UK
Austintown Surgery Center, LLC	OH
Baptist Plaza Surgicare, L.P.	TN
Baptist Surgery Center, L.P.	TN
Bagley Holdings, LLC	OH
Beaumont Surgical Affiliates, Ltd.	TX
Bellaire Outpatient Surgery Center, L.L.P.	TX
Bon Secours Surgery Center at Harbour View, LLC	VA
Bon Secours Surgery Center at Virginia Beach, LLC	VA
Briarcliff Ambulatory Surgery Center, L.P.	MO
Cape Surgery Center, L.P.	FL
Cedar Park Surgery Center, L.L.P.	TX
Central Avenue Surgery Center, LLC	TN
Central Jersey Surgery Center, LLC	GA
Central Virginia Surgi-Center, L.P.	VA
CHC/USP Surgery Centers, LLC	FL
Chesterfield Ambulatory Surgery Center, L.P.	MO
Chico Surgery Center, LP	CA
Christus Cabrini Surgery Center, L.L.C.	LA
Christus Santa Rosa Surgery Center, L.L.P.	TX
Christus/USP General Partner, LLC	TX
Christus/USP Surgery Centers, L.P.	TX
CHW/SCD/USP Tracy Surgery Centers, LLC	CA
CHW/USP Bakersfield Surgery Centers, LLC	CA
CHW/USP Bakersfield GP, LLC	CA
CHW/USP Glendale GP, LLC	CA
CHW/USP Glendale Memorial Surgery Centers, L.L.C.	CA
CHW/USP Folsom GP, LLC	CA
CHW/USP Fontana Surgery Centers, LLC	CA
CHW/USP Las Vegas Surgery Centers, LLC	NV
CHW/USP Oxnard GP, LLC	CA
CHW/USP Oxnard Surgery Centers, LLC	CA
CHW/USP Phoenix II, LLC	AZ
CHW/USP Roseville GP, LLC	CA
CHW/USP Sacramento Surgery Centers, L.L.C.	CA
CHW/USP San Gabriel GP, L.L.C.	CA
CHW/USP San Gabriel Surgery Centers, L.L.C.	CA
CHW/USP Surgery Centers, LLC	AZ
Clarkston ASC Partners, LLC	MI
Coast Surgery Center, L.P.	CA
Corpus Christi Holdings, LLC	NV
Corpus Christi Surgicare, Ltd.	TX
Corral Hollow Surgery Center, LLC	CA
Court Street Surgery Center, L.P.	CA
Creekwood Surgery Center, L.P.	MO
Dallas Surgical Partners, L.L.P.	TX
Day-Op Surgery Consulting Company, LLC	DE
Decatur Surgery Center, L.P.	DE
Denton Surgicare Partners, Ltd.	TX
Denton Surgicare Real Estate, Ltd.	TX
Desert Ridge Outpatient Surgery, LLC	AZ
Desoto Surgicare Partners, Ltd.	TX
Destin Surgery Center, Ltd.	FL
Doctors Outpatient Surgicenter, Ltd.	TX
Doctors Surgery Center of Kingman, L.L.C.	AZ
East Brunswick Surgery Center, LLC	NJ
East West Surgery Center, L.P.	GA
Eastgate Building Center, L.L.C.	OH
Einstein/USP General Partner, LLC	PA
Einstein/USP Surgery Centers, LP	PA
Elmwood Park Same Day Surgery, L.L.C.	IL
ENH/USP Surgery Centers I, L.L.C.	IL
ENH/USP Surgery Centers II, L.L.C.	IL
Folsom Outpatient Surgery Center, L.P.	CA
Fort Worth Osteopathic Surgery Center, L.P.	TX
Fort Worth Osteopathic Surgery Center GP, L.L.C.	TX
Fort Worth Surgicare Partners, Ltd.	TX
Frisco Medical Center, L.L.P.	TX

NAME	STATE OF INCORPORATION
Frontenac Ambulatory Surgery & Spine Care Center, L.P.	MO
Garland Surgicare Partners, Ltd.	TX
Georgia Musculoskeletal Network, Inc.	GA
Genesis ASC Partners, LLC	MI
Glendale Memorial Ambulatory Surgery Center, L.P.	CA
Global Healthcare Partners, Ltd.	UK
GP Surgery Center, LLC	DE
Grapevine Surgicare Partners, Ltd.	TX
Greater Baton Rouge Surgical Hospital, LLC	LA
Health Horizons of Kansas City, Inc.	TN
Health Horizons of Murfreesboro, Inc.	TN
Health Horizons of Nashville, Inc.	TN
Highgate Private Clinic, Ltd.	UK
Hinsdale Surgical Center, LLC	IL
Huguley Surgery Center, LLP	TX
INTEGRIS/USP Surgery Centers, LLC	OK
INTEGRIS/USP Surgery Centers II, L.L.C.	OK
Idaho Surgery Center, LLC	ID
Irving-Coppell Surgical Hospital, L.L.P.	TX
ISS-Orlando, LLC	FL
KSF Orthopaedic Surgery Center, L.L.P.	TX
Lake Lansing ASC Partners, LLC	MI
Lansing ASC Partners, LLC	MI
Lapeer ASC Partners, LLC	MI
Las Cruces Surgical Center LLC	NM
Lawrenceville Surgery Center, L.L.C.	GA
Lewisville Surgicare Partners, Ltd.	TX
Liberty Ambulatory Surgery Center, L.P.	MO
Madison Ambulatory Surgery Center, LLC	MS
Manchester Ambulatory Surgery Center, LP	MO
Manitowoc Surgery Center, LLC	DE
Mary Immaculate Ambulatory Surgery Center, LLC	VA
Mason Ridge Ambulatory Surgery Center, L.P.	MO
McLaren ASC of Flint, LLC	MI
McLaren Real Estate Partners, Limited Partnership	MI
MCSH Real Estate Investors, Ltd.	TX
Medcenter Management Services, Inc.	DE
Memorial Ambulatory Surgery Center, LLC	VA
Memorial Hermann Surgery Center Cy-Fair, LLP	TX
Memorial Hermann Surgery Center Katy, LLP	TX
Memorial Hermann Surgery Center Northwest LLP	TX
Memorial Hermann Surgery Center Southwest, L.L.P.	TX
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX
Memorial Hermann Surgery Center — The Woodlands, LLP	TX
Memorial Hermann/USP Surgery Centers, LLP	TX
Memorial Hermann/USP Surgery Centers II, LP	TX
Memorial Hermann/USP Surgery Centers III, LLP	TX
Memorial Hermann/USP Surgery Centers IV, LLP	TX
Mercy/USP General Partners, L.L.C.	PA
Mercy/USP Surgery Centers, L.P.	PA
Metro Surgery Center, L.P.	DE
Metroplex Surgicare Partners, Ltd.	TX
Michigan ASC Partners, L.L.C.	MI
Mid Rivers Ambulatory Surgery Center, L.P.	MO
Middle Tennessee Ambulatory Surgery Center, L.P.	DE
Mountain Empire Surgery Center, L.P.	GA
MSH Partners, LLP	TX
New Horizons Surgery Center, LLC	OH
New Mexico Orthopaedic Surgery Center Limited Partnership	GA
North MacArthur Surgery Center, LLC	OK
North Central Surgical Center, L.L.P.	TX
North Fontana Surgery Center, LLC	CA
North Garland Surgery Center, L.L.P.	TX
North Shore Same Day Surgery, L.L.C.	IL
NKCH/USP Briarcliff GP, LLC	MO
NKCH/USP Liberty GP, LLC	MO
Northeast Ohio Surgery Center, LLC	OH
Northern Monmouth Regional Surgery Center, L.L.C.	NJ
Northridge Surgery Center, L.P.	TN
Northside-Cherokee/USP Surgery Centers, L.L.C.	GA
Northwest Georgia Orthopaedic Surgery Center, LLC	GA
Northwest Surgery Center, Ltd.	TX
Northwest Surgery Center, LLP	TX
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK
Olive Ambulatory Surgery Center, L.P.	MO
Opthalmology Anesthesia Services, LLC	FL
Orlando Opthalmology Surgery Center, LLC	FL

NAME	STATE OF INCORPORATION
Ortho Excel, Inc.	DE
OrthoLink ASC Corporation	TN
OrthoLink Baptist ASC, LLC	TN
OrthoLink Physicians Corporation	DE
OrthoLink Radiology Services Corporation	TN
OrthoLink/ Georgia ASC, Inc.	GA
OrthoLInk/New Mexico ASC, Inc.	GA
OrthoLink/TN ASC, Inc.	TN
OrthoLInk/TOC, LLC	TN
Orthopedic and Surgical Specialty Company, LLC	AZ
Orthopedic South Surgical Partners, LLC	GA
Pacific Endo-Surgical Center, L.P.	CA
Park Cities Surgery Center, L.P.	TX
Park Cities/Trophy Club GP, LLC	TX
Parkway Surgery Center, LLC	NV
Parkwest Surgery Center, L.P.	TN
Pasadena Holdings, LLC	NV
Physicians Data Professionals, Inc.	TX
Physicians Pavilion, L.P.	DE
Physicians Surgery Center of Tempe, LLC	OK
Providence/USP Santa Clarita GP, LLC	CA
Providence/USP Surgery Centers, L.L.C.	CA
Radsource, LLC	DE
Reading Ambulatory Surgery Center, L.P.	PA
Redmond Surgery Center, LLC	TN
Resurgens Surgery Center, LLC	GA
Richmond ASC Leasing Company, LLC	VA
River North Same Day Surgery, L.L.C.	IL
Rockwall/Heath Surgery Center, L.L.P.	TX
Roseville Surgery Center, L.P.	CA
Roswell Surgery Center, L.L.C.	GA
Saint Thomas Campus Surgicare, L.P.	TN
Saint Thomas/USP — Baptist Plaza, L.L.C.	TN
Saint Thomas/USP Surgery Centers, L.L.C.	TN
Saint Thomas/USP Surgery Centers II, LLC	TN
Same Day Surgery, LLC	IL
Same Day Management, L.L.C.	IL
San Antonio Endoscopy, L.P.	TX
San Fernando Valley Surgery Center, L.P.	CA
San Gabriel Ambulatory Surgery Center, L.P.	CA
San Gabriel Valley Surgical Center, L.P.	CA
San Martin Surgery Center, LLC	NV
Sand Lake Surgery Center, L.P.	DE
Santa Clarita Surgery Center, L.P.	CA
Sarasota Surgicare, Ltd.	FL
Scripps Encinitas Surgery Center, LLC	CA
Scripps/USP Surgery Centers, L.L.C.	CA
Shrewsbury Surgery Center, LLC	NJ
Shore Outpatient Surgicenter, L.L.C.	GA
Shoreline Real Estate Partnership, LLP	TX
Shoreline Surgery Center, LLP	TX
SmartHealth Norwin Hills Outpatient Center, L.P.	PA
Southwest Ambulatory Surgery Center, L.L.C.	OK
Specialists Surgery Center, L.L.C.	OK
Specialty Lithotripsy Services, LLC	GA
Specialty Surgicenters, Inc.	GA
SSI Holdings, Inc.	GA
St. Agnes Surgery Center of Ellicott City, L.L.L.P.	MD
St. Agnes/USP Joint Venture, LLC	MD
St. John’s Outpatient Surgery Center, LP	CA
St. Joseph’s Outpatient Surgery Center, LLC	AZ
St. Mary’s Surgical Center, LLC	MO
St. Mary’s/USP Surgery Centers, LLC	MO
St. Vincent Health/USP, LLC	IN
Sugar Land Surgical Hospital, LLP	TX
Summit Radiology, LLC	IL
Sunset Hills Ambulatory Surgery Center, L.P.	MO
Suburban Endoscopy Services, LLC	TN
Surgery Center of Canfield, LLC	OH
Surgery Center of Columbia, L.P.	MO
Surgery Center of Georgia, LLC	GA
Surgery Center of Gilbert, LLC	AZ
Surgery Center of Peoria, LLC	AZ
Surgery Center of Scottsdale, LLC	AZ
Surgery Centers Holdings Company, L.L.C.	OK
Surgery Centers of America II, LLC	OK
Surgicoe of Texas, Inc.	TX
Surgicoe Real Estate, L.L.C.	GA

NAME	STATE OF INCORPORATION
Surginet, Inc.	TN
Surginet of Northwest Houston, Inc.	TN
Surgis, Inc.	DE
Surgis Management Services, Inc.	TN
Surgis of Chico, Inc.	CA
Surgis of Pearland, Inc.	TN
Surgis of Phoenix, Inc.	TN
Surgis of Redding, Inc.	TN
Surgis of Rivergate, Inc.	TN
Surgis of Sand Lake, Inc.	TN
Surgis of Sonama, Inc.	TN
Surgis of Victoria, Inc.	TN
Surgis of Willowbrook, Inc.	TN
Tamarac Surgery Center LLC	FL
Templeton Surgery Center, LLC	TN
Terre Haute Surgical Center, LLC	IN
Teton Outpatient Services, LLC	WY
Texan Ambulatory Surgery Center, L.P.	TX
Texas Health Venture Arlington L.P.	TX
Texas Health Venture Bellaire, L.P.	TX
Texas Health Venture Denton L.P.	TX
Texas Health Venture DSP L.P.	TX
Texas Health Venture Fort Worth, L.L.C.	TX
Texas Health Venture Frisco, L.P.	TX
Texas Health Venture Garland, L.P.	TX
Texas Health Venture Grapevine L.P.	TX
Texas Health Venture Huguley, L.P.	TX
Texas Health Venture Irving-Coppell, L.P.	TX
Texas Health Venture North Garland, L.P.	TX
Texas Health Venture Park Cities, L.P.	TX
Texas Health Venture Park Cities/Trophy Club, LP	TX
Texas Health Venture Rockwall, L.P.	TX
Texas Health Venture Rockwall 2, L.P.	TX
Texas Health Ventures Group L.L.C.	TX
Texas Health Ventures Group Holdings, LLC	NV
The Center for Ambulatory Surgical Treatment, L.P.	CA
The Surgery Center, an Ohio limited partnership	OH
THVG Arlington GP, LLC	DE
THVG Bedford GP, LLC	DE
THVG Bedford, L.P.	TX
THVG Bellaire GP, LLC	TX
THVG Denton GP, LLC	DE
THVG DeSoto GP, LLC	DE
THVG DeSoto, L.P.	TX
THVG DSP GP, LLC	DE
THVG Fort Worth GP, LLC	DE
THVG Fort Worth, L.P.	TX
THVG Frisco GP, LLC	DE
THVG Garland GP, LLC	DE
THVG Grapevine GP, LLC	DE
THVG Huguley GP, LLC	DE
THVG Irving-Coppell GP, LLC	DE
THVG Lewisville GP, LLC	DE
THVG Lewisville, L.P.	TX
THVG North Garland GP, LLC	DE
THVG Park Cities GP, LLC	TX
THVG Park Cities/Trophy Club GP, LLC	TX
THVG Rockwall GP, LLC	DE
THVG Rockwall 2 GP, LLC	TX
THVG Valley View GP, LLC	DE
THVG Valley View L.P.	TX
THVG/HeatlhFirst, LLC	TX
THVG/HealthFirst Holdings, LLC	NV
Toms River Surgery Center, L.L.C.	NJ
TOPS Specialty Hospital, Ltd.	TX
Trophy Club Medical Center, L.P.	TX
Tulsa Outpatient Surgery Center, LLC	OK
United Surgery Center — Southeast, Ltd.	TX
United Surgical Associates, L.L.C.	AZ
University Surgical Partners of Dallas, L.L.P.	TX
United Surgical of Atlanta, Inc.	GA
United Surgical of Tracy, Inc.	CA
United Surgical Partners Holdings, Inc.	DE
University Surgery Center, Ltd.	FL
USP Alexandria, Inc.	LA
USP Assurance Company	VT
USP Austin, Inc.	TX
USP Austintown, Inc.	OH

NAME	STATE OF INCORPORATION
USP Baton Rouge, Inc.	LA
USP Baltimore, Inc.	MD
USP Bridgeton, Inc.	MO
USP Cedar Park, Inc.	TX
USP Central New Jersey, Inc.	NJ
USP Chesterfield, Inc.	MO
USP Chicago, Inc.	IL
USP Cleveland, Inc.	OH
USP Coast, Inc.	CA
USP Columbia, Inc.	MO
USP Corpus Christi, Inc.	TX
USP Cottonwood, Inc.	AZ
USP Creve Coeur, Inc.	MO
USP Decatur, Inc.	TN
USP Des Peres, Inc.	MO
USP Destin, Inc.	FL
USP Domestic Holdings, Inc.	DE
USP Florissant, Inc.	MO
USP Fredericksburg, Inc.	VA
USP Frontenac, Inc.	MO
USP Glendale, Inc.	CA
USP Harbour View, Inc.	VA
USP Houston, Inc.	TX
USP Indiana, Inc.	IN
USP International Holdings, Inc.	DE
USP Kansas City, Inc.	MO
USP Las Cruses, Inc.	NM
USP Long Island, Inc.	DE
USP Lyndhurst, Inc.	OH
USP Mason Ridge, Inc.	MO
USP Michigan, Inc.	MI
USP Midwest, Inc.	IL
USP Mission Hills, Inc.	CA
USP Nevada, Inc.	NV
USP Nevada Holdings, LLC	NV
USP Newport News, Inc.	VA
USP New Jersey, Inc.	NJ
USP North Kansas City, Inc.	MO
USP North Texas, Inc.	DE
USP Oklahoma, Inc.	OK
USP Olive, Inc.	MO
USP Oxnard, Inc.	CA
USP Philadelphia, Inc.	PA
USP Phoenix, Inc.	AZ
USP Pittsburgh, Inc.	PA
USP Reading, Inc.	PA
USP Richmond, Inc.	VA
USP Richmond II, Inc.	VA
USP Sacramento, Inc.	CA
USP San Antonio, Inc.	TX
USP San Gabriel, Inc.	CA
USP Sarasota, Inc.	FL
USP Securities Corporation	TN
USP St. Peters, Inc.	MO
USP Sunset Hills, Inc.	MO
USP Tennessee, Inc.	TN
USP Texas, L.P.	TX
USP Texas Air, L.L.C.	TX
USP Torrance, Inc.	CA
USP Virginia Beach, Inc.	VA
USP Webster Groves, Inc.	MO
USP West Covina, Inc.	CA
USP Westwood, Inc.	CA
USP Winter Park, Inc.	FL
USPE Holdings Limited	UK
USPI San Diego, Inc.	CA
Utica ASC Partners, LLC	MI
Valley View Surgicare Partners, Ltd.	TX
Victoria Ambulatory Surgery Center, LP	DE
Warner Park Surgery Center, L.P.	AZ
Webster Ambulatory Surgery Center, L.P.	MO
Willowbrook Ambulatory Surgery Center, L.P.	TN

Name	Juris.	% Ownership	Wholly-owned

25 East Same Day Surgery, L.L.C.	IL	74.01%
Alamo Heights Surgicare, L.P.	TX	53.22%
Advanced Ambulatory Surgical Care, L.P.	MO	33.00%
		41.06%
Austintown Surgery Center, LLC	OH	68.50%
Baptist Plaza Surgicare, L.P.	TN	40.25%
Baptist Surgery Center, L.P.	TN	21.77%
Bellaire Outpatient Surgery Center, L.L.P.	TX	25.07%
Bon Secours Surgery Center at Virginia Beach, LLC	VA	50.00%
Briarcliff Ambulatory Surgery Center, L.P.	MO	28.80%
Cape Surgery Center, L.P.	FL	45.31%
Cedar Park Surgery Center, L.L.P.	TX	26.04%
Central Jersey Surgery Center, LLC	GA	46.87%
Central Virginia Surgi-Center, L.P.	VA	73.87%
Chesterfield Ambulatory Surgery Center, L.P.	MO	33.00%
Christus Cabrini Surgery Center, L.L.C.	LA	25.00%
Christus Santa Rosa Surgery Center, L.L.P.	TX	20.88%
Clarkston ASC Partners, LLC	MI	50.00%
Coast Surgery Center, L.P.	CA	61.30%
Corpus Christi Surgicare, Ltd.	TX	66.80%
Creekwood Surgery Center, L.P.	MO	62.00%
Dallas Surgical Partners, L.L.P.	TX	27.34%
Denton Surgicare Partners, Ltd.	TX	26.78%
Denton Surgicare Real Estate, Ltd.	TX	24.45%
Decatur Surgery Center, L.P.	DE	64.00%
Desert Ridge Outpatient Surgery, LLC	AZ	34.00%
Destin Surgery Center, Ltd.	FL	30.61%
Desoto Surgicare Partners, Ltd.	TX	43.79%
Doctors Outpatient Surgicenter, Ltd.	TX	45.48%
East Brunswick Surgery Center, LLC	NJ	44.25%
East West Surgery Center, L.P.	GA	48.00%
Elmwood Park Same Day Surgery, L.L.C.	IL	60.23%
Folsom Outpatient Surgery Center, L.P.	CA	30.00%
Frisco Medical Center, L.L.P.	TX	25.00%
Fort Worth Osteopathic Surgery Center, L.P.	TX	9.26%
Fort Worth Surgicare Partners, Ltd.	TX	42.74%
Garland Surgicare Partners, Ltd.	TX	34.90%
Genesis ASC Partners, LLC	MI	50.00%
Glendale Memorial Ambulatory Surgery Center, L.P.	CA	50.00%
Grapevine Surgicare Partners, Ltd.	TX	29.01%
Greater Baton Rouge Surgical Hospital, LLC	LA	40.00%
Huguley Surgery Center, LLP	TX	18.75%
Irving-Coppell Surgical Hospital, L.L.P.	TX	7.24%
KSF Orthopaedic Surgery Center, L.L.P.	TX	9.27%
Lake Lansing ASC Partners, LLC	MI	50.00%
Lansing ASC Partners, LLC	MI	50.00%
Lapeer ASC Partners, LLC	MI	50.00%
Las Cruces Surgical Center LLC	NM	49.60%
Lawrenceville Surgery Center, L.L.C.	GA	15.00%
Lewisville Surgicare Partners, Ltd.	TX	34.91%
Liberty Ambulatory Surgery Center, L.P.	MO	30.34%
Mary Immaculate Ambulatory Surgery Center, LLC	VA	20.25%
McLaren ASC of Flint, LLC	MI	50.00%
MCSH Real Estate Investors, Ltd.	TX	1.50%
Memorial Ambulatory Surgery Center, LLC	VA	16.39%

Name	Juris.	% Ownership	Wholly-owned

Memorial Hermann Surgery Center Katy, LLP	TX	9.00%
Memorial Hermann Surgery Center Northwest LLP	TX	10.98%
Memorial Hermann Surgery Center Southwest, L.L.P.	TX	9.32%
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX	4.95%
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX	13.73%
Memorial Hermann Surgery Center — The Woodlands, LLP	TX	9.90%
Mercy Southwest Ambulatory Surgery Center, L.P.	CA	100.00%	*
Metroplex Surgicare Partners, Ltd.	TX	43.13%
Mid Rivers Ambulatory Surgery Center, L.P.	MO	32.70%
Middle Tennessee Ambulatory Surgery Center, L.P.	DE	37.50%
Mountain Empire Surgery Center, L.P.	GA	20.00%
MSH Partners, LLP	TX	27.34%
New Mexico Orthopaedic Surgery Center Limited Partnership	GA	51.00%
North MacArthur Surgery Center, LLC	OK	48.96%
North Central Surgical Center, L.L.P.	TX	14.05%
North Garland Surgery Center, L.L.P.	TX	25.00%
North Shore Same Day Surgery, L.L.C.	IL	72.44%
Northern Monmouth Regional Surgery Center, L.L.C.	NJ	29.63%
Northwest Georgia Orthopaedic Surgery Center, LLC	GA	15.00%
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK	24.26%
Olive Ambulatory Surgery Center, L.P.	MO	32.05%
Orthopedic and Surgical Specialty Company, LLC	AZ	37.00%
Orthopedic South Surgical Partners, LLC	GA	15.00%
Pacific Endo-Surgical Center, L.P.	CA	60.35%
Park Cities Surgery Center, L.P.	TX	41.25%
Parkway Surgery Center, LLC	NV	45.15%
Parkwest Surgery Center, L.P.	TN	22.13%
Physicians Pavilion, L.P.	DE	50.18%
Plainfield Surgery Center, LLC	IL	33.00%
Reading Ambulatory Surgery Center, L.P.	PA	65.35%
Resurgens Surgery Center, LLC	GA	48.00%
River North Same Day Surgery, L.L.C.	IL	55.10%
Rockwall/Heath Surgery Center, L.L.P.	TX	29.69%
Roseville Surgery Center, L.P.	CA	100.00%	*
Roswell Surgery Center, L.L.C.	GA	15.00%
Saint Thomas Campus Surgicare, L.P.	TN	21.60%
Saint Thomas/USP Surgery Centers, L.L.C.	TN	50.00%
San Antonio Endoscopy, L.P.	TX	48.45%
San Fernando Valley Surgery Center, L.P.	CA	34.00%
San Gabriel Ambulatory Surgery Center, L.P.	CA	40.75%
San Gabriel Valley Surgical Center, L.P.	CA	59.00%
San Martin Surgery Center, LLC	NV	20.75%
Santa Clarita Surgery Center, L.P.	CA	44.00%
Shore Outpatient Surgicenter, L.L.C.	GA	56.25%
Shrewsbury Surgery Center, LLC	NJ	28.20%
Six Corners Same Day Surgery, L.L.C.	IL	50.00%
SmartHealth Norwin Hills Outpatient Center, L.P.	PA	50.00%
Southwest Ambulatory Surgery Center, L.L.C.	OK	24.26%
Specialists Surgery Center, L.L.C.	OK	48.96%
St. Agnes Surgery Center of Ellicott City, L.L.L.P.	MD	73.30%
St. John’s Outpatient Surgery Center, LP	CA	34.75%
St. Joseph’s Outpatient Surgery Center, LLC	AZ	40.45%
St. Mary’s Surgical Center, LLC	MO	21.38%
Sugar Land Surgical Hospital, LLP	TX	12.50%
Sunset Hills Ambulatory Surgery Center, L.P.	MO	33.16%

Name	Juris.	% Ownership	Wholly-owned

Surgery Center of Georgia, LLC	GA	30.50%
Tamarac Surgery Center LLC	FL	60.81%
Terre Haute Surgical Center, LLC	IN	50.00%
Teton Outpatient Services, LLC	WY	51.56%
Texan Ambulatory Surgery Center, L.P.	TX	60.00%
The Center for Ambulatory Surgical Treatment, L.P.	CA	62.50%
The Surgery Center, an Ohio limited partnership	OH	68.75%
Toms River Surgery Center, L.L.C.	NJ	31.41%
TOPS Specialty Hospital, Ltd.	TX	46.35%
Trophy Club Medical Center, L.P.	TX	35.74%
Tulsa Outpatient Surgery Center, LLC	OK	30.00%
United Surgery Center — Southeast, Ltd.	TX	36.90%
University Surgery Center, Ltd.	FL	40.00%
Valley View Surgicare Partners, Ltd.	TX	33.48%
Warner Park Surgery Center, L.P.	AZ	27.56%
Zeeba Surgery Center, L.P.	OH	80.01%